UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholders Meeting to Be Held on May 4, 2018.
Meeting Information
ILLINOIS TOOL WORKS INC.	Meeting Type: Annual Meeting
For holders as of: March 6, 2018
Date: May 4, 2018 Time: 10:00 A.M. CDT
Location: Illinois Tool Works Inc.
155 Harlem Avenue
Glenview, IL 60025
ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS 155 HARLEM AVENUE GLENVIEW, IL 60025	* Enter the campus from 150 Waukegan Road at Overlook Drive. Signage will direct you to the meeting location.
Directions to the meeting location can be found on the Company’s website at www.itw.com.
You must register to attend the meeting. Information is available in the “Notice of Annual Meeting of Stockholders” accompanying the proxy statement.
You are receiving this communication because you hold shares in the company named above.

This is not a ballot or proxy card. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT/FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: You must register to attend the meeting and present a ticket to gain entrance. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Shareholder Meeting Registration: To attend the meeting, go to “Register for Meeting” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR all nominees:

1.	Election of Directors

	1a.	Daniel J. Brutto

	1b.	Susan Crown

	1c.	James W. Griffith

	1d.	Jay L. Henderson

	1e.	Richard H. Lenny

	1f.	E. Scott Santi

	1g.	James A. Skinner

	1h.	David B. Smith, Jr.

	1i.	Pamela B. Strobel

	1j.	Kevin M. Warren
	1k.	Anré D. Williams

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the appointment of Deloitte & Touche LLP as ITW’s independent registered public accounting firm for 2018;

3.	Advisory vote to approve compensation of ITW’s named executive officers;

The Board of Directors recommends you vote AGAINST the following proposals:

4.	A non-binding stockholder proposal, if presented at the meeting, to change the ownership threshold to call special meetings; and

5.	A non-binding stockholder proposal, if presented at the meeting, to set Company-wide greenhouse gas emissions targets.

IMPORTANT NOTICE TO ITW 401(K) PLAN PARTICIPANTS: YOUR VOTING DEADLING IS MAY 1, 2018 AT 11:59 PM EASTERN TIME, TWO DAYS EARLIER THAN THE MAY 3 VOTING DEADLINE FOR NON-PLAN SHARES

You are receiving this communication because you have the right to vote shares of Illinois Tool Works Inc. held in your 401(k) Plan account at the Annual Meeting. When you vote, you are instructing the Trustee of the 401(k) Plan how to vote your shares. If you do not vote, the Trustee will vote your shares in the same proportion as the shares for which it receives voting instructions. In order to give the Trustee time to tabulate the votes of the plan participants and vote the Plan shares by the May 3 cutoff shown on ITW’s proxy card, the deadline for voting your Plan shares is May 1, 2018 at 11:59 pm Eastern Time.

If you receive more than one request to vote, you should follow the voting instructions using the 16-digit control number from each request to be sure all of your shares are voted.

Your voting instructions are confidential and are not disclosed to ITW.